SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

                                                                       ----
                          Filed by the Registrant                     / X /
                                                                      ----
                                                                       ----
                Filed by a Party other than the Registrant            /   /
                                                                      ----
CHECK THE APPROPRIATE BOX:
 ----
/ X /    Preliminary Proxy Statement
- ----
 ----
/   /    Preliminary Additional Materials
- ----
 ----
/   /    Definitive Proxy Statement
- ----
 ----
/   /    Definitive Additional Materials
- ----
 ----
/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                  PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
 ----
/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
 ----
/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
 ----
/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

 ----
/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

                  PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
                          One Post Office Square
                        Boston, Massachusetts 02109


                                   February  , 1994

Dear Shareholder:

     You are cordially invited to attend the 1994 Meeting of Shareholders of your Fund, which will be held on May 5, 1994 at 1:00 p.m., Boston time, on the eighth floor of One Post Office
Square, Boston, Massachusetts.

     The matters to be acted upon at the meeting -- (1) electing Trustees, (2) ratifying the Trustees' selection of Coopers & Lybrand as independent auditors of the Fund for its current fiscal year and (3) considering a new Management Contract increasing the management fees payable to Putnam Investment Management, Inc. ("Putnam Management") -- ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

     During 1991, your Trustees completed a comprehensive review of the management fees paid to Putnam Management by the Putnam funds. As a result of this review, new Management Contracts were approved by the shareholders of many of the Putnam funds during the past three years. These new Contracts provided for an increase in the management fees payable by some funds and a decrease in the fees payable by others. On an overall basis, the fee changes resulted in a net increase in the aggregate management fees paid to Putnam Management by the Putnam funds.

     Consistent with these fee changes recently approved by other Putnam funds, the Trustees are recommending an increase in the management fee payable by the Fund to Putnam Management. Your Trustees feel that the proposed new Management Contract is fair to both the shareholders and to Putnam Management and will help to assure for the future the high quality of management services which the Fund has received in the past. As Trustees we have concluded that the proposed new Contract is in the best interests of shareholders of the Fund and recommend that you vote in favor of its approval.

     Although we would like very much to have each shareholder attend the 1994 Meeting, we realize this is not possible.
Whether or not you plan to be present at the meeting, WE NEED YOUR VOTE. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     If you return your proxy promptly you can help your Fund avoid the expense of follow-up mailings to achieve a quorum so that the meeting can be held. If you decide between now and May that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting. If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                   Sincerely yours,

                                   /s/George Putnam
                                   George Putnam, Chairman
                                 PUTNAM CONVERTIBLE INCOME-GROWTH TRUST

                NOTICE OF THE 1994 MEETING OF SHAREHOLDERS

To The Shareholders of Putnam Convertible Income-Growth Trust:

     The 1994 Meeting of Shareholders of Putnam Convertible Income-Growth Trust (the "Fund") will be held on May 5, 1994 at 1:00 p.m., Boston time, on the eighth floor of One Post Office Square, Boston, Massachusetts, for the following purposes:

     1. Electing Trustees, as described in Part I of the attached Proxy Statement. (p. )

     2. Ratifying or rejecting the selection of independent accountants as auditors for the Fund for the current fiscal year, as described in Part II of the attached
          Proxy Statement.  (p. )

     3. Approving or disapproving a new Management Contract between the Fund and Putnam Investment Management, Inc., as set forth in Exhibit B and as described in
          Part III of the attached Proxy Statement. (p.  )

     4. Such other matters as may properly come before the meeting.

                              By the Trustees


                          GEORGE PUTNAM, CHAIRMAN
                    WILLIAM F. POUNDS, VICE CHAIRMAN
               JAMESON ADKINS BAXTER    DONALD S. PERKINS
               HANS H. ESTIN            WILLIAM F. POUNDS
               JOHN A. HILL             GEORGE PUTNAM, III
               ELIZABETH T. KENNAN      A.J.C. SMITH
               LAWRENCE J. LASSER       W. NICHOLAS THORNDIKE

February   , 1994

           WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED
                PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL
                      BE REPRESENTED AT THE MEETING.
                  PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
                          ONE POST OFFICE SQUARE
                        BOSTON, MASSACHUSETTS 02109

                              PROXY STATEMENT

     THE ENCLOSED PROXY IS SOLICITED BY THE TRUSTEES OF PUTNAM CONVERTIBLE INCOME-GROWTH TRUST (the "Fund") for use at the 1994 Meeting of Shareholders to be held on May 5, 1994, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting of Shareholders. Shareholders of record at the close of business on February 11, 1994 are entitled to be present and to vote at the meeting or any adjourned session thereof. The Notice of Meeting, proxy and this Proxy Statement have been mailed to such shareholders of record on or about
February    , 1994.

     A copy of the Annual Report of the Fund for its most recent fiscal year, including financial statements, has previously been mailed to shareholders. A representative of Coopers & Lybrand, auditors of the Fund, is expected to be present at the meeting with the opportunity to make statements and to respond to appropriate questions.

     Each share of beneficial interest is entitled to one vote. Shares represented by duly executed proxies will be voted for the election of the persons named herein as Trustees, unless such authority has been withheld. With respect to the other matters specified in the proxy, shares will be voted in accordance with the instructions made. If no instructions are made, the proxy will be voted for the matters specified in the proxy. Proxies may be revoked at any time before they are voted by a written revocation received by the Clerk of the Fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

                         I.  ELECTION OF TRUSTEES

     The Trustees have fixed the number of Trustees for election at this meeting at twelve. The nominees for Trustees of the Fund who are proposed for election at the meeting, their ages, and a description of their principal occupations are set forth below. All the nominees have been recommended by the Nominating Committee, which consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or Putnam Management, the Fund's investment manager. All the nominees are presently Trustees of the Fund. Each of the current Trustees was elected by the shareholders in September, 1992 (except for Mrs. Baxter, who was elected by the Trustees effective January 6, 1994). All of the Trustees are also Trustees of all of the other open-end Putnam funds. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated, although in some cases they have held different positions with such employers.

     The term of office of each person elected as a Trustee will be until the next meeting held for the purpose of electing Trustees and until his or her successor is elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than twelve.

                              PRINCIPAL OCCUPATION
NOMINEE                       FOR LAST FIVE YEARS

Jameson Adkins Baxter (50)    President, Baxter Associates, Inc.
                              Prior to 1992 Vice President and
                              Principal, Regency Group, Inc. and
                              Consultant, The First Boston
                              Corporation.  Also, Director, Banta
                              Corporation, International
                              Acoustics, Inc., ASHTA Chemicals,
                              Inc. and B3 Systems.  Trustee,
                              Mount Holyoke College and Emma
                              Willard School.  Member, Governing
                              Council, Good Shepherd Hospital.

Hans H. Estin (65)            Vice Chairman, North American
                              Management Corp. (a registered
                              investment adviser).  Also,
                              Director, The Boston Company, Inc.
                              and Boston Safe Deposit and Trust
                              Company.  Member, Massachusetts
                              General Hospital.  Trustee, New
                              England Aquarium.

John A. Hill (52)             Chairman and Managing Director,
                              First Reserve Corporation (a
                              registered investment adviser).
                              Prior to 1989, General Partner,
                              Meridien Capital Corporation (a
                              venture capital investment firm).
                              Also, Director, Lantana
                              Corporation, Snyder Oil
                              Corporation, Maverick Tube
                              Corporation, Hattiesburg Gas
                              Corporation and various First
                              Reserve Funds.

Elizabeth T. Kennan (55)      President, Mount Holyoke College.
                              Also, Director, NYNEX Corporation,
                              Northeast Utilities and the
                              Kentucky Home Life Insurance
                              Companies.  Trustee, University of
                              Notre Dame.

*Lawrence J. Lasser (51)      Vice President of the Putnam funds.
                              President, Chief Executive Officer
                              and Director of Putnam Investments,
                              Inc. and Putnam Management.
                              Director, Marsh & McLennan
                              Companies, Inc. and INROADS/Central
                              New England Inc.  Member, Board of
                              Overseers, Museum of Science,
                              Boston and Museum of Fine Arts,
                              Boston.  Also, Trustee, Beth Israel
                              Hospital, Buckingham, Browne and
                              Nichols School and (ex officio)
                              Isabella Stewart Gardner Museum.

                                    PRINCIPAL OCCUPATION
       NOMINEE                       FOR LAST FIVE YEARS

Robert E. Patterson (48)      Executive Vice President of Cabot
                              Partners Limited Partnership (a
                              registered investment adviser to
                              institutional clients in the
                              acquisition and management of their
                              real estate portfolios).  Also,
                              Trustee, Joslin Diabetes Center.
                              From May, 1987 to October, 1990,
                              Executive Vice President of Cabot,
                              Cabot & Forbes Realty Advisors,
                              Inc. (predecessor of Cabot Partners
                              Limited Partnership).

Donald S. Perkins (66)        Director of various corporations,
                              including American Telephone &
                              Telegraph Company, AON Corp.,
                              Cummins Engine Company, Inc.,
                              Illinois Power Co., Inland Steel
                              Industries, Inc., K mart
                              Corporation, LaSalle Street Fund,
                              Inc., Springs Industries, Inc.,
                              TBG, Inc., and Time Warner Inc.
                              Also, Trustee and Vice Chairman,
                              Northwestern University.  Chairman,
                              The Hospital Research and Education
                              Trust.  Member, The Business
                              Council.  Founding Chairman, the
                              Civic Committee of the Commercial
                              Club of Chicago.

William F. Pounds (65)        Vice Chairman.  Professor of
                              Management, Alfred P. Sloan School
                              of Management, Massachusetts
                              Institute of Technology.  Director,
                              IDEXX, M/A-COM, Inc., EG&G, Inc.,
                              Fisher-Price Inc., and Sun Company,
                              Inc.  Also, Overseer, Museum of
                              Fine Arts, Boston and WGBH
                              Educational Foundation.

                                    PRINCIPAL OCCUPATION
       NOMINEE                       FOR LAST FIVE YEARS

*George Putnam (67)           Chairman and President of the
                              Putnam funds.  Chairman and
                              Director of Putnam Management and
                              Putnam Mutual Funds Corp.  Also,
                              Director, The Boston Company, Inc.,
                              Boston Safe Deposit and Trust
                              Company, Freeport-McMoRan, Inc.,
                              General Mills, Inc., Houghton
                              Mifflin Company, Marsh & McLennan
                              Companies, Inc., and Rockefeller
                              Group, Inc.  Trustee, Massachusetts
                              General Hospital, McLean Hospital,
                              Vincent Memorial Hospital, WGBH
                              Educational Foundation, The
                              Colonial Williamsburg Foundation
                              and Museum of Fine Arts, Boston.

*George Putnam, III (42)      President, New Generation Research,
                              Inc. (publisher of bankruptcy
                              information).  Director, World
                              Environment Center.  Also, Trustee,
                              Sea Education Association.

*A.J.C. Smith (59)            Chairman and Chief Executive
                              Officer, Marsh & McLennan
                              Companies, Inc.  Also, Trustee of
                              The American Institute for
                              Chartered Property Casualty
                              Underwriters, The Employee Benefit
                              Research Institute, the Central
                              Park Conservancy, and the Carnegie
                              Hall Society.

- -------------------------
*Nominees who are "interested persons" (as defined in the Investment Company Act of 1940) of the Fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Mr. Putnam, Mr. Lasser and Mr. Smith are deemed "interested persons" of the Fund, Putnam Management and Putnam Mutual Funds by virtue of their positions as officers of the Fund or officers or directors of Putnam Management, Putnam Mutual Funds, or their parent, Marsh & McLennan Companies, Inc., or their ownership of stock of Marsh & McLennan Companies, Inc. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of the Fund, Putnam Management and Putnam Mutual Funds. The balance of the nominees are not "interested persons."
W. Nicholas Thorndike (60)    Director of various corporations
                              and charitable organizations,
                              including Providence Journal Co.
                              and Courier Corporation.  Also,
                              Trustee and President,
                              Massachusetts General Hospital.
                              Trustee, Bradley Real Estate Trust
                              and Eastern Utilities Associates.
                              Prior to December, 1988, Mr.
                              Thorndike was Chairman of the Board
                              and Managing Partner of Wellington
                              Management Company/Thorndike,
                              Doran, Paine & Lewis (a registered
                              investment adviser).

     Each Trustee of the Fund receives an annual fee, and an additional fee for each Trustees' meeting attended. Trustees who are not "interested persons" of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings. The annual fee paid, the number of Trustees' meetings held and the aggregate fees paid to all Trustees are set forth in "Trustees and Officers Information" below.

     The Fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, except as otherwise determined by the Trustees, will be an annual cash benefit equal to one-half of the Trustee retainer paid by the Fund at the time of retirement. Several retired Trustees of the Fund are currently receiving retirement benefits pursuant to these Guidelines and it is anticipated that the current Trustees of the Fund will receive similar benefits upon their retirement. The Trustees of the Fund reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

     The Agreement and Declaration of Trust of the Fund provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Fund or that such indemnification would relieve any officer or Trustee of any liability to the Fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     AUDIT AND NOMINATING COMMITTEES. The voting members of the Audit Committee of the Fund include only Trustees who are not "interested persons" of the Fund or Putnam Management. The Audit Committee recommends to the Trustees the independent public accountants to be selected for the Fund. It also reviews the performance, scope of work and compensation of such accountants, and reviews with such accountants the quality, accounting controls, procedures and adequacy of the accounting services rendered to the Fund by Putnam Management and by the Fund's investor servicing agent and custodian. The Audit Committee reports to the Trustees the results of its inquiries. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins, Putnam, III (without vote), Smith (without vote) and Mrs. Kennan.

     The Nominating Committee consists only of Trustees who are not "interested persons" of the Fund or Putnam Investment Management. It recommends to the Trustees persons to be elected as Trustees and as Chairman, Vice Chairman, President and certain other officers of the Fund. The Nominating Committee will consider individuals proposed by a shareholder for election as a Trustee. Shareholders wishing to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a Trustee of the Fund. The Nominating Committee currently consists of Mrs. Kennan and Dr. Pounds (Co-chairmen), and Messrs. Estin, Hill, Patterson, Perkins and Thorndike.

     The number of meetings of the Audit and Nominating
Committees in the Fund's most recent fiscal year is set forth in "Trustees and Officers Information" below.

                     TRUSTEES AND OFFICERS INFORMATION


     The shareholdings of each Trustee in the Fund for Class A shares are shown below. No Trustee owned any Class B shares of the Fund. Unless noted below, each Trustee has sole investment power and sole voting power with respect to his or her shares of the Fund and no Trustee owns 1% or more of the outstanding shares of the Fund.

                  OWNERSHIP OF   OWNERSHIP OF
YEAR FIRST       CLASS A SHARES  SHARES OF ALL
ELECTED AS         OF THE FUND   PUTNAM FUNDS
TRUSTEES             TRUSTEE     AS OF 1/14/94         AS OF
1/14/94*
- -----------------------------------------------------------------

Jameson Adkins Baxter               1994
Hans H. Estin        1972
John A. Hill         1985
Elizabeth T. Kennan  1992
Lawrence J. Lasser   1992
Robert E. Patterson  1984
Donald S. Perkins    1982
William F. Pounds    1972
George Putnam        1972
George Putnam, III   1984
A.J.C. Smith         1986
W. Nicholas Thorndike               1992

- -----------------------------------------------------------------

*   Does not include shares owned in Putnam Capital Manager
Trust, Putnam Daily Dividend Trust, Putnam Tax Exempt Money
Market Fund, Putnam California Tax Exempt Money Market Fund, and
Putnam New York Tax Exempt Money Market Fund.

    As of January 14, 1994, the Trustees and officers of the
Fund owned in aggregate        Class A shares of the Fund
comprising    % of the outstanding Class A shares of the Fund on
that date.  With respect to   % these shares which are held for
their individual accounts in the Putnam Investments, Inc. Profit Sharing Retirement Plan, certain Trustees who are "interested persons" of the Fund and Putnam Management and certain officers of the Fund each individually has sole investment power and shared voting power. With respect to the remainder of these shares, the Trustees and officers individually have sole investment power and sole voting power.

                FOR THE FISCAL YEAR ENDED OCTOBER 31, 1993

MEETINGS OF THE TRUSTEES DURING THE YEAR

Full Board of Trustees meetings:                           11

Audit Committee meetings:                                   3

Nominating Committee meetings:                              3

TRUSTEES' FEES

Annual retainer fee per Trustee:                       $1,530

Additional attendance fee per
Trustees' meeting:                                        $30

Aggregate fees paid to all Trustees for the
year*:                                                $24,330

*Includes both annual fees and fees for attendance at Trustees' meetings and certain meetings of committees of the Trustees. These committees include: Compensation, Legal, Administration; Audit; Closed-End Funds; Distribution; Pricing/Brokerage/Special Investments; Communication and Service; Contract; Executive; Board Policy and Nominating; and Proxy.

    In addition to George Putnam and Lawrence J. Lasser, the officers of the Fund are Charles E. Porter, Executive Vice President, Patricia C. Flaherty, Senior Vice President, Gordon H. Silver, Peter Carman, Thomas V. Reilly, Hugh H. Mullin, Charles
S. Pohl (Messrs. Mullin and Pohl are the Fund's Portfolio Managers), William N. Shiebler (President of Putnam Mutual Funds), John R. Verani and Paul M. O'Neil, each of whom serves as a Vice President, John D. Hughes, Vice President and Treasurer, and Beverly Marcus, Clerk of the Fund. All of the officers of the Fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc. (the parent corporation of Putnam Management and Putnam Mutual Funds), Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of the Fund), as well as the officers of the Fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the Fund.

    PUTNAM INVESTMENT MANAGEMENT, INC. Putnam Management and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of the Fund, and Putnam Fiduciary Trust Company, the Fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc. and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting and investment management businesses.

A certified balance sheet of Putnam Management as of December 31, 1992 is attached to this Proxy Statement as Exhibit A-1, and an uncertified balance sheet of Putnam Management as of September 30, 1993 is attached hereto as Exhibit A-2. To Putnam Management's knowledge, there has been no material adverse change in its financial condition since September 30, 1993. Proxies solicited by the Trustees for the meeting will not be voted for approval of any proposal to be voted on by the shareholders unless (a)(1) in the Trustees' judgment, there has been no material adverse change in Putnam Management's financial condition between September 30, 1993 and December 31, 1993, and
(2) the Fund has received a certificate from the President or a Senior Vice President of Putnam Management, dated May 5, 1994, that, to his or her knowledge, there has been no material adverse change in Putnam Management's financial condition since December 31, 1993, except as otherwise disclosed to the shareholders in additional proxy solicitation materials, or (b) the Fund shall have mailed to all shareholders of record a certified balance sheet of Putnam Management as of December 31, 1993 and given the shareholders the opportunity to revoke any proxies previously furnished.

    The directors of Putnam Management are George Putnam, Lawrence J. Lasser and Gordon H. Silver. Mr. Lasser is the principal executive officer of Putnam Management. The principal occupations of Messrs. Putnam, Lasser and Silver are as officers and directors of Putnam Management and certain of its corporate affiliates. The address of Putnam Management and the business address of the directors and officers of Putnam Management is One Post Office Square, Boston, Massachusetts 02109.

    In addition to its services to the Fund, Putnam Management acts as investment adviser or subadviser of other publicly-owned investment companies having differing investment objectives. For the names of such funds and the current rates of Putnam Management's annual fees as adviser or subadviser of such funds, see Schedule A to this Proxy Statement.

    Putnam Management is also affiliated with The Putnam
Advisory Company, Inc., which together with subsidiaries furnishes investment advice to domestic and foreign institutional clients and foreign mutual funds. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers.
The advisory fees charged by such firms to their institutional clients are generally at lower rates than those charged the Putnam funds. The services performed and responsibilities assumed by these firms for such clients are, however, not as extensive as those performed or assumed by Putnam Management for the Putnam funds.

    Some officers and directors of Putnam Management, including some who are officers of the Fund, serve as officers or directors of some of these affiliates. Putnam Management may also enter into other businesses.

    THE MANAGEMENT CONTRACT. Putnam Management serves as investment manager of the Fund pursuant to a Management Contract. The management fee payable under the Contract is described in Schedule A to this Proxy Statement. The fees paid to Putnam Management in the most recent fiscal year are shown in "Fund Information" below.

    Under the Contract, subject to such policies as the Trustees may determine, Putnam Management, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund. Subject to the control of the Trustees, Putnam Management manages, supervises and conducts the other affairs and business of the Fund, furnishes office space and equipment, provides bookkeeping and clerical services (including determination of the Fund's net asset value, but excluding shareholder accounting services) and places all orders for the purchase and sale of the Fund's portfolio securities. Putnam Management may place Fund portfolio transactions with broker-dealers that furnish Putnam Management, without cost to it, certain brokerage and research services of value to Putnam Management and its affiliates in advising the Fund and other clients. In so doing, Putnam Management may cause the Fund to pay greater brokerage commissions than it might otherwise pay. See "Brokerage and research services" below.

    The Fund also pays, or reimburses Putnam Management for, the compensation and related expenses of certain officers of the Fund and their assistants. Currently, the Fund is reimbursing Putnam Management for a portion of the compensation and related expenses of certain officers of the Fund who provide certain administrative services to the Fund and the other Putnam funds, each of which bears an allocated share of the costs. The aggregate amount of all such payments and reimbursements is determined annually by the Trustees, and the amount paid in the most recent fiscal year is set forth in "Fund Information" below. Putnam Management pays all other salaries of officers of the Fund. The Fund pays all expenses not assumed by Putnam Management including, without limitation, auditing, legal, custodial, investor servicing agent and shareholder reporting expenses.

    The Contract provides that Putnam Management shall not be subject to any liability to the Fund or to any shareholder of the Fund for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The Contract may be terminated without penalty upon 30 days' written notice by Putnam Management, by the Trustees of the Fund, or by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the Investment Company Act of 1940). It may be amended only by an affirmative vote of the holders of a majority of the outstanding voting securities of the Fund and by a majority of the Trustees who are not "interested persons" of the Fund or Putnam Management.

    The Contract will terminate automatically if it is assigned, or unless its continuance is approved at least annually by either the Trustees or shareholders of the Fund and in either case by a majority of the Trustees who are not "interested persons" of Putnam Management or the Fund.

    INVESTMENT DECISIONS. Investment decisions for the Fund and for the other investment advisory clients of Putnam Management and its affiliates are made with a view to achieving each client's respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought and sold for clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for some clients when other clients are selling the security. In some cases, one client may sell a particular security to another client. When two or more clients simultaneously purchase or sell the same security, each day's transactions in the security are, insofar as possible, averaged as to price and allocated between the clients in a manner which in the opinion of Putnam Management is equitable to each and in accordance with the total amount of the security being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

    BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. It is anticipated that most purchases and sales of securities by funds investing primarily in tax-exempt and certain other fixed-income securities will be with the issuer or with underwriters of or dealers in those securities, acting as principal. Accordingly, those funds would not ordinarily pay significant brokerage commissions with respect to securities transactions.

    It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")), from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, Putnam Management receives brokerage and research services and other similar services from many broker-dealers with which Putnam Management places the Fund's portfolio transactions and from third parties with which these broker-dealers have arrangements. These services include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, newspapers, magazines, pricing services, quotation services, news services and personal computers utilized by Putnam Management's managers and analysts. Where the services referred to above are not used exclusively by Putnam Management for research purposes, Putnam Management, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to their non-research use. Some of these services are of value to Putnam Management and its affiliates in advising various of their clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because Putnam Management and its affiliates receive these services even though Putnam Management might otherwise be required to purchase some of these services for cash.

    Putnam Management places all orders for the purchase and sale of portfolio investments for the Fund and buys and sells investments for the Fund through a substantial number of brokers and dealers. In so doing, Putnam Management uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, Putnam Management, having in mind the Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

    As permitted by Section 28(e) of the 1934 Act, and by the Management Contract, Putnam Management may cause the Fund to pay a broker-dealer that provides "brokerage and research services" (as defined in the 1934 Act) to Putnam Management an amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. Putnam Management's authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time. Putnam Management does not currently intend to cause the Fund to make such payments. It is the position of the staff of the Securities and Exchange Commission that Section 28(e) does not apply to the payment of such greater commissions in "principal" transactions. Accordingly, Putnam Management will use its best efforts to obtain the most favorable price and execution available with respect to such transactions, as described above.

    The Management Contract provides that commissions, fees, brokerage or similar payments received by Putnam Management or an affiliate in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees, shall be recaptured by the Fund through a reduction of the fee payable by the Fund under the Management Contract.
Putnam Management seeks to recapture for the Fund soliciting dealer fees on the tender of the Fund's portfolio securities in tender or exchange offers. Any such fees which may be recaptured are likely to be minor in amount.

    Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Putnam Management may consider sales of shares of the Fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

    PAYMENTS TO AFFILIATES OF PUTNAM MANAGEMENT. Putnam Mutual Funds is the principal underwriter of shares of the Fund and of the other continuously offered Putnam funds. Putnam Fiduciary Trust Company is the Fund's investor servicing agent and custodian. The amount of sales charges retained by Putnam Mutual Funds and the investor servicing fees and custodian fees paid to Putnam Fiduciary Trust Company in the Fund's most recent fiscal year are set forth in "Fund Information" below.

    Under the terms of its Class A Distribution Plan, the Fund compensates Putnam Mutual Funds at the annual rate of up to 0.35% of the average net assets of the Fund attributable to Class A shares, although a limit of 0.25% is currently in effect. Payments under the Class A Plan compensate Putnam Mutual Funds for service provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions or maintaining or improving services provided to shareholders by Putnam Mutual Funds or by dealers. The fee paid to Putnam Mutual Funds under the Plan in the Fund's most recent fiscal year is set forth in "Fund Information" below.

    Under the terms of its Class B Distribution Plan, the Fund compensates Putnam Mutual Funds at the annual rate of up to 1.00% of the average net assets of the Fund attributable to Class B shares. The purpose of the Class B Plan is to permit the Fund to compensate Putnam Mutual Funds for services provided and expenses incurred by it in promoting the sale of Class B shares of the Fund, including commissions and service fees paid by it to dealers. The fee paid to Putnam Mutual Funds under the Plan in the Fund's most recent fiscal year is set forth in "Fund Information" below.

                             FUND INFORMATION

ASSETS OF THE FUND; SHARES OUTSTANDING

Net assets of the Fund as of January 14, 1994                             $

    Class A shares outstanding and authorized
    to vote as of February 11, 1994                                  shares

    Class B shares outstanding and authorized
    to vote as of February 11, 1994                                  shares

    Persons beneficially owning
    more than 5% of Class A shares
    as of January 31, 1994

    Persons beneficially owning
    more than 5% of Class B shares
    as of January 31, 1994

                FOR THE FISCAL YEAR ENDED OCTOBER 31, 1993

MANAGEMENT CONTRACT

    The Management Contract dated
    December 1, 1988 was approved by the
    shareholders on December 20, 1988
    and was last approved by the Trustees
    on January 7, 1994.

    Management fee paid to Putnam
    Management for the fiscal year                $3,528,993

    Reimbursement paid by the Fund to Putnam
    Management for compensation, related expenses
    and employee benefit plan contributions
    for the Fund's Executive Vice President
    (Charles E. Porter), Senior Vice President
    (Patricia C. Flaherty), Clerk (Beverly
    Marcus) and those who assist them                $27,735

PAYMENTS TO AFFILIATES

    Sales charges on sales of Class A
    shares retained by Putnam Mutual Funds
    after payments to selling broker-dealers        $230,567

    Deferred sales charges on Class A share
    redemptions retained by Putnam Mutual Funds       $2,649

    Deferred sales charges on Class B share
    redemptions retained by Putnam Mutual Funds         NONE

    Payments under Class A Distribution Plan to
    Putnam Mutual Funds                           $1,574,471

    Payments under Class B Distribution Plan to
    Putnam Mutual Funds                               $4,758

    Investor servicing and custodian fees
    paid to Putnam Fiduciary Trust Company
    (after application of credits)                  $876,264

BROKERAGE

    Total Fund payments to broker-dealers as
    commissions on agency transactions               $19,939

    Total Fund payments to broker-dealers as
    commissions on underwritten transactions        $248,300

    The Fund placed agency and underwritten transactions having an approximate aggregate dollar value of $13,214,600 (22.78% of the Fund's agency and underwritten transactions, on which approximately $61,100 of commissions were paid) with brokers and dealers whose research, statistical and quotation services Putnam Management considered to be particularly useful to it and its affiliates. However, many of such transactions were placed with such brokers and dealers without regard to the furnishing of such services.

              II.  RATIFICATION OR REJECTION OF SELECTION OF
                           INDEPENDENT AUDITORS

    Coopers & Lybrand, One Post Office Square, Boston,
Massachusetts, independent accountants, has been selected by the Trustees as auditors of the Fund for the current fiscal year.
Unless otherwise indicated, the proxy will be voted in favor of ratifying the selection of Coopers & Lybrand as auditors.

         III.  APPROVAL OR DISAPPROVAL OF A NEW MANAGEMENT CONTRACT

    The Trustees of the Fund are recommending that shareholders approve a new Management Contract between the Fund and Putnam Management, which provides for an increase in the management fees payable to Putnam Management. The proposed new Contract (a copy of which is set forth as Exhibit B hereto) is identical in all other substantive respects to the existing Contract, except as noted below. The new Contract is described below under "The Proposed New Management Contract".

    REASONS FOR THE PROPOSAL. In October 1990, Putnam Management submitted a proposal to the Trustees for a comprehensive revision of the management fees paid to it by the Putnam funds. This proposal included certain structural changes in the funds' fee arrangements with Putnam Management. Although management fees for certain funds would have been reduced under Putnam Management's proposal, it involved a net increase in the aggregate management fees paid to it by the Putnam funds overall.
    The Trustees, acting primarily through their Contract Committee, which consists solely of Trustees who are not "interested persons" of the Putnam funds or of Putnam Management, carefully reviewed Putnam Management's proposal. This Committee met on numerous occasions to evaluate the proposal and was assisted in that process by the funds' legal counsel and an independent consultant engaged by the Committee. The Committee considered, among other things, the nature and quality of the services being provided by Putnam Management, including the relative complexity of management of each fund, and information comparing the recent investment performance, management fees and other expenses paid by each fund with those of comparable funds managed by other investment advisers. The Committee also considered information provided by Putnam Management regarding the profitability of its current and proposed management fee arrangements with each fund (without regard to costs incurred by Putnam Management and its affiliates in connection with the marketing of shares), as well as the benefits to Putnam Management and its affiliates resulting from the fact that affiliates of Putnam Management currently serve as shareholder servicing agent, distributor and custodian for each of the Putnam funds pursuant to separate contractual arrangements. In the case of the Fund, Putnam Management estimates that its after-tax
profit margin for managing the Fund was    % in calendar 1992 and
 % in calendar 1993. These estimates are based on Putnam Management's internal allocations, which it believes to be reasonable, of costs related to services provided under its Management Contract with each of the Putnam funds (excluding costs relating to marketing of shares). Such allocations include consideration of numbers of personnel, time spent, expenses and relative net assets for each of the Putnam funds. Other allocation methods might produce different results.

    Following discussion of these and other relevant factors between representatives of Putnam Management and the Contract Committee, Putnam Management modified its proposal in several respects and on January 17, 1991, the Contract Committee voted unanimously to recommend approval of this revised proposal by the Trustees. This revised proposal established the general outlines of a comprehensive restructuring of the management fee arrangements for all of the Putnam funds. The proposed new fee arrangements included proposed fee increases for certain funds, as well as fee decreases for other funds. Under this proposal, however, a new management fee would be implemented for a particular fund only if the Trustees determined that such fee would be fair and reasonable in light of the particular facts and circumstances pertaining to that fund. The Contract Committee advised Putnam Management that, in making this determination, the Trustees would generally expect to consider all relevant factors but would place special weight on the comparative investment performance and expense levels of a fund and similar competitive funds. On February 8, 1991, the Trustees of the Putnam funds, including those Trustees who are not "interested persons" of the funds or Putnam Management, unanimously approved the recommendations of the Contract Committee.

    Since that time, management fee changes have been adopted by many of the Putnam funds pursuant to the general principles established as a result of the foregoing discussions. Such changes have included both increases and decreases, but on the whole have resulted in a net increase in the overall fees paid to Putnam Management by the Putnam funds. The Trustees have determined that, consistent with the fee changes recently approved by shareholders of other funds, it would be appropriate at this time to implement revised management fee structures for the Fund and certain other Putnam funds. Accordingly, on January 7, 1994, the Trustees of the Fund, including those Trustees who are not "interested persons" of the Fund or Putnam Management, voted to submit a proposed new Management Contract for approval by shareholders of the Fund. The current fee arrangements for the Putnam funds and the changes being proposed for certain funds at this time are set forth in Schedule A.

    THE PROPOSED NEW MANAGEMENT CONTRACT. A description of the existing Management Contract, the services provided thereunder, the procedures for its termination and renewal, other services provided by Putnam Management and its affiliates, and information concerning brokerage and related matters is set forth in Part I above. The proposed new Management Contract is identical in all substantive respects to the existing Contract, except for the proposed change in management fee and as otherwise described below.

    Under the new Management Contract, the annual management fee paid by the Fund under its Management Contract with Putnam
Management would be increased as follows:

         EXISTING FEE                       PROPOSED FEE

First $100 Million 0.70%     First $500 Million  0.65%
Next $100 Million  0.60%     Next $500 Million   0.55%
Next $300 Million  0.50%     Next $500 Million   0.50%
Next $500 Million  0.45%     Over $1.5 Billion   0.45%
Over $1 Billion    0.425%

    If the proposed new fee rate had been in effect for the Fund's last two fiscal years, the Fund would have paid annual management fees as follows:

    EXISTING FEE                  PROPOSED FEE
    (October 31)                  (October 31)

    1992  $3,175,189              1992  $3,708,564
    1993  $3,528,993              1993  $4,140,991

Based upon net assets of the Fund as of January 14, 1994 of $
,  the effective annual management fee rate under the proposed
fee schedule would be     % as compared to     % under the
existing schedule. Also, based upon its internal cost allocations described above, Putnam Management estimates that its after-tax profit margin for managing the Fund in calendar 1993 would have been % under the proposed fee schedule.

    The only other substantive change in the new Management Contract relates to the payment by the Fund of the compensation and related expenses of certain officers of the Fund. The existing Management Contract provides for the payment by the Fund of the compensation and related expenses of the Fund's Vice Chairman and such other officers of the Fund and their assistants as the Trustees of the Fund may determine. Since January 1, 1992, the duties and responsibilities of the office of Vice Chairman have been allocated among various other officers of the Fund. As a result, the new Contract provides for the payment by the Fund of the compensation and related expenses of such officers of the Fund and their assistants as the Trustees may determine.

    The Trustees believe that the proposed new management fee is fair and reasonable and in the best interests of the shareholders of the Fund. Accordingly, the Trustees recommend that shareholders vote for approval of the proposed new Contract.

    REQUIRED VOTE. As provided in the Investment Company Act of 1940, approval of the new Management Contract will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at the meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

    If the shareholders do not approve the new Contract, the existing Management Contract will continue in effect.

                             IV. MISCELLANEOUS

    QUORUM AND METHODS OF TABULATION. Thirty percent of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to such proposals at the Meeting. Votes cast by proxy or in person at the meeting will be counted by persons appointed by the Trust as tellers for the Meeting.

    The twelve nominees for election as Trustees at the Meeting who receive the greatest number of votes properly cast for the election of Trustees shall be elected Trustees. A majority of the votes properly cast on the matter is necessary to ratify the selection of independent auditors.

    The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to the other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

    OTHER BUSINESS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

    SIMULTANEOUS MEETINGS. The meeting of shareholders of the Fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any Fund shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

    SOLICITATION OF PROXIES. In addition to the solicitation of proxies by mail, Trustees of the Fund and employees of Putnam Management, Putnam Fiduciary Trust Company and Putnam Mutual Funds may solicit proxies in person or by telephone. The Fund may also arrange to have votes recorded by telephone. If this procedure were subject to a successful legal challenge, such votes would not be counted at the meeting. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principals. The Fund has retained at its expense
                                      , to aid in the
solicitation of nominee accounts for a fee not to exceed $ plus reasonable out-of-pocket expenses.

    DATE FOR RECEIPT OF SHAREHOLDERS' PROPOSALS FOR SUBSEQUENT MEETINGS OF SHAREHOLDERS. The Fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Fund does not currently intend to hold such a meeting in 1995. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Fund within a reasonable period of time prior to any such meeting.

    ADJOURNMENT. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any of such proposals. The Fund pays the costs of any additional solicitation and of any adjourned session.

                                                                 SCHEDULE A

                                       NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.35% of average net        Putnam Capital Manager Trust:
assets                      PCM Money Market Fund
                            ($)
- ----------------------------------------------------------------
0.45% of the first          Putnam California Tax Exempt Money
$500 million of average     Market Fund
net assets, 0.35% of the    ($)
next $500 million, 0.30%
of the next $500 million,   Putnam New York Tax Exempt Money
and 0.25% of any excess     Market Fund
over $1.5 billion           ($)

                            Putnam Tax Exempt Money Market Fund
                            ($)
- ----------------------------------------------------------------
0.50% of the first $100     Putnam Daily Dividend Trust
million of average net      ($)
assets, 0.40% of the next
$100 million, 0.35% of the
next $300 million, 0.325%
of the next $500 million,
and 0.30% of any excess
over $1.0 billion
- ----------------------------------------------------------------
0.50% of the first $100     Putnam Income Fund
million of average net      ($)
assets, 0.40% of the next
$100 million, and 0.35%
of any excess over $200
million
- -----------------------------------------------------------------
0.50% of the first          Putnam Municipal Opportunities Trust
$500 million of average     ($)
net assets, 0.43% of the
next $500 million, 0.39%    Putnam Investment Grade Intermediate
of the next $500 million,   Municipal Trust
and 0.35% of any excess     ($)
over $1.5 billion
                            Putnam Investment Grade Municipal
                            Trust III
                            ($)

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.55% of the first          Putnam Managed High Yield Trust
$500 million of average     ($)
net assets, 0.48% of the
next $500 million, 0.44%
of the next $500 million,
and 0.40% of any excess
over $1.5 billion
- -----------------------------------------------------------------
0.60% of average net        Putnam Capital Manager Trust:
assets                        PCM Diversified Income Fund
                              ($)

                              PCM Global Growth Fund
                              ($)

                              PCM Growth and Income Fund
                              ($)

                              PCM High Yield Fund
                              ($)

                              PCM U.S. Government and High
                              Quality Bond Fund
                              ($)

                              PCM Asset Allocation Fund
                              ($)

                              PCM Utilities Growth and Income
                              Fund
                              ($)

                              PCM Voyager Fund
                              ($)
- ----------------------------------------------------------------
0.60% of the first $1.0     Putnam Balanced Government Fund
billion, 0.50% of the       ($)
next $500 million, and
0.45% of any excess over
$1.5 billion

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.60% of the first $500     Putnam American Government Income
million of average net      Fund
assets, 0.50% of the next   ($)
$1.0 billion, 0.45% of
the next $1.0 billion,
0.40% of the next $4.5
billion, 0.375% of the
next $2.5 billion, and
0.35% of any excess over
$9.5 billion
- -----------------------------------------------------------------
0.60% of the first $500     Putnam Adjustable Rate U.S.
million of average net      Government Fund
assets, 0.50% of the        ($)
next $500 million, 0.45%
of the next $500 million,   Putnam Arizona Tax Exempt Income Fund
and 0.40% of any excess     ($)
over $1.5 billion
                            Putnam California Tax Exempt Income
                            Fund
                            ($)

                            Putnam Florida Tax Exempt Income Fund
                            ($)

                            Putnam Massachusetts Tax Exempt
                            Income Fund II
                            ($)

                            Putnam Michigan Tax Exempt Income
                            Fund II
                            ($)

                            Putnam Minnesota Tax Exempt Income
                            Fund II
                            ($)

                            Putnam New Jersey Tax Exempt Income
                            Fund
                            ($)

                            Putnam New York Tax Exempt Income
                            Fund
                            ($)

                            Putnam Ohio Tax Exempt Income Fund II
                            ($)


                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam Pennsylvania Tax Exempt Income
                            Fund
                            ($)

                            Putnam Tax Exempt Income Fund
                            ($)

                            Putnam Tax-Free Income Trust:
                               Putnam Tax-Free Insured Fund
                               ($)


                            Putnam Texas Tax Exempt Income Fund
                            ($)

                            Putnam U.S. Government Income Trust
                            ($)

- -----------------------------------------------------------------
0.60% of the first $100     The George Putnam Fund of Boston
million of average net      ($)
assets, 0.50% of the next
$100 million, 0.40% of the
next $300 million, 0.325%
of the next $500 million,
and 0.30% of any excess
over $1.0 billion
- ----------------------------------------------------------------
0.65% of the first $500     Putnam Capital Appreciation Fund
million of average net      ($)
assets, 0.55% of the next
$500 million, 0.50% of the  Putnam Capital Growth and Income Fund
next $500 million, and      ($)
0.45% of any excess over
$1.5 billion                Putnam Corporate Asset Trust
                            ($)

                            Putnam Dividend Growth Fund
                            ($)

                            The Putnam Fund for Growth and Income
                            ($)

                            Putnam Growth Fund
                            ($)

                            Putnam Investors Fund
                            ($)

                            Putnam Managed Income Trust
                            ($)


                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam Municipal Income Fund
                            ($)

                            Putnam New York Tax Exempt
                            Opportunities Fund
                            ($)

                            Putnam Research Analysts Fund
                            ($)

                            Putnam Vista Fund
                            ($)


0.70% of average net        Putnam High Yield Municipal Trust*
assets                      ($)

                            Putnam Investment Grade Municipal
                            Trust**
                            ($)

                            Putnam Tax-Free Health Care Fund
                            ($)









*If dividends payable on the Trust's Preferred Shares during any dividend payment period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income attributable to the liquidation value of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).

**If dividends payable on the Trust's Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income and net short-term capital gains (but not long-term capital gains) attributable to the investment of the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.70% of the first $500     Putnam California Investment Grade
million of average net      Municipal Trust*
assets, 0.60% of the next   ($)
$500 million, 0.55% of the
next $500 million, and      Putnam Diversified Income Trust
0.50% of any excess over    ($)
$1.5 billion
                            Putnam Energy-Resources Trust
                            ($)

                            Putnam Health Sciences Trust
                            ($)

                            Putnam High Yield Trust
                            ($)

                            Putnam Investment Grade Municipal
                            Trust II*
                             ($)
                            Putnam Asset Allocation Funds
                            ($)

                            Putnam Managed Municipal Income
                            Trust**
                            ($)

                            Putnam New Opportunities Fund
                            ($)

*If dividends payable on the Trust's Remarketed Preferred Shares during any dividend payment period plus any expenses attributable to the Remarketed Preferred Shares for that period exceed the Trust's net income attributable to the liquidation value of the Remarketed Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess, but not more than .70% (or such lower percentage as reflects the applicable reduction in the management fee if the net asset value of the Trust exceeds $500 million) of the liquidation preference of the Remarketed Preferred Shares outstanding during the period.

**If dividends payable on the Trust's Preferred Shares during any dividend period plus expenses attributable to the Preferred Shares for that period exceed the portion of the Trust's net income and net short-term capital gains (but not long-term capital gains) attributable to the investment of the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than an amount equal to 0.70% of the liquidation preference of the Preferred Shares outstanding during the period).
                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam OTC Emerging Growth Fund
                            ($)

                            Putnam New York Investment Grade
                            Municipal Trust*
                            ($)

                            Putnam Utilities Growth and Income
                            Fund
                            ($)

                            Putnam Voyager Fund
                            ($)
- -----------------------------------------------------------------
0.75% of the first $500     Putnam Dividend Income Fund**
million of average net      ($)
assets, 0.65% of the next
$500 million, 0.60% of the  Putnam High Income Convertible and
next $500 million, and      Bond Fund
0.55% of any excess over    ($)
$1.5 billion


*If dividends payable on the Trust's Preferred Shares during any dividend payment period plus any expenses attributable to the Preferred Shares for that period exceed the Trust's net income attributable to the liquidation value of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess, but not more than .70% (or such lower percentage as reflects the applicable reduction in the management fee if the net asset value of the Trust exceeds $500 million) of the liquidation preference of the Preferred Shares outstanding during that period.

**If dividends payable on the Fund's Preferred Shares during any dividend payment period plus any expenses attributable to the Preferred Shares for that period, as determined by the Trustees, exceed the portion of the Fund's net income and net short-term capital gains (but not long-term capital gains) attributable to the proceeds of the Preferred Shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the fee that otherwise would have been payable to Putnam Management for such period attributable to the aggregate liquidation preference of the Preferred Shares outstanding during the period).

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

                            Putnam Intermediate Government Income
                            Trust
                            ($)

                            Putnam Master Income Trust
                            ($)

                            Putnam Master Intermediate Income
                            Trust
                            ($)

                            Putnam Premier Income Trust
                            ($)
- ---------------------------------------------------------------
0.75% of the first $100     Putnam Federal Income Trust
million of average net      ($)
assets, 0.65% of the next
$100 million, 0.55% of the
next $300 million, 0.45% of
the next $500 million, and
0.40% of any excess over
$1.0 billion
- ----------------------------------------------------------------
0.75% of the first $100     Putnam Equity Income Fund
million of average net      ($)
assets, 0.65% of the next
$100 million, 0.55% of
the next $300 million,
0.50% of the next $1.0
billion, 0.45% of the
next $1.0 billion, and
0.40% of any excess over
$2.5 billion

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.80% of the first $500     Putnam Asia Pacific Growth Fund
million of average net      ($)
assets, 0.70% of the next
$500 million, 0.65% of the  Putnam Europe Growth Fund
next $500 million, and      ($)
0.60% of any excess over
$1.5 billion                Putnam Global Governmental Income
                            Trust
                            ($)

                            Putnam Global Growth Fund
                            ($)


                            Putnam Overseas Growth Fund
                            ($)
- -----------------------------------------------------------------
0.70% of the first $100     Putnam Convertible Income-Growth
million of average net      Trust
assets, 0.60% of the next   ($)
$100 million, 0.50% of the
next $300 million, 0.45%    Putnam High Yield Advantage Fund
of the next $500 million,   ($)
and 0.425% of any excess
over $1.0 billion           Putnam Tax-Free Income Trust:
                              Putnam Tax-Free High Yield Fund
                            ($)

Proposed to be changed to
0.65% of the first $500
million of average net
assets, 0.55% of the next
$500 million, 0.50% of the
next $500 million, and 0.45%
of any excess over $1.5 billion

                            NAME OF FUND
MANAGEMENT FEE RATE         (NET ASSETS AS OF JANUARY 14, 1994)

0.635% of average net       Nomura Dividend Income Fund, Inc.
assets                      ($)

0.75% of the first $200     Lincoln National Putnam Master
million of average net      Fund, Inc.*
assets, 0.70% of the next   ($)
$200 million, and 0.68%
of any excess over $400
million
- -----------------------------------------------------------------
%50 of average net          CIGNA Annuity Equity Fund
assets                      ($)

                            CIGNA Annuity Growth and Income Fund
                            ($)

                            CIGNA Annuity Aggressive Equity Fund
                            ($)
- -----------------------------------------------------------------

FUNDS IN REGISTRATION OR IN INITIAL PUBLIC OFFERING AS OF JANUARY
14, 1994:

Putnam Qualified Dividend Income Fund
($0)



*Management fee paid by the Fund to its investment advisor. Putnam Management, as subadviser, receives annually from the investment advisor the greater of (a) $40,000 or (b) 0.47% of the first $200 million of average net assets, 0.42% of the next $200 million, and 0.40% of any excess over $400 million.

          GENERAL. Except for fees paid by Putnam OTC Emerging Growth Fund and Putnam Tax-Free Income Trust, all of the above fees are payable quarterly, based on the average net assets of the fund as determined at the close of each business day (or for Putnam Intermediate Government Income Trust, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Investment Grade Intermediate Municipal Trust, Putnam High Income Convertible and Bond Fund, Putnam Managed High Yield Trust, Putnam Master Income Trust, Putnam Master Intermediate Income Trust, Putnam Premier Income Trust, Putnam Dividend Income Fund, Putnam Tax-Free Health Care Fund, Putnam Investment Grade Municipal Trust II, Putnam Investment Grade Municipal Trust III, Putnam California Investment Grade Municipal Trust, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, and Nomura Dividend Income Fund, Inc., at the close of each business week) during the quarter, at the annual rates shown. For Putnam OTC Emerging Growth Fund and Putnam Tax-Free Income Trust, fees are payable monthly at the end of each month, based on valuations during the month. For the Putnam funds, such fees are in addition to the compensation of Trustees and certain officers and other expenses borne by each fund, as described in the Proxy Statement under "The Management Contract."

          Except for fees paid by Nomura Dividend Income Fund, Inc., the compensation payable to Putnam Management is subject to reduction or reimbursement to the extent that expenses of a fund in any fiscal year exceed the limits on investment company expenses imposed by any statute or regulatory authority in any jurisdiction where shares of the fund are qualified for offer and sale. The term "expenses" is defined in the statutes and regulations of such jurisdictions and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. The only limitation in effect as of the date of this Proxy Statement is 2.5% of the first $30 million of average net assets, 2% of the next $70 million and 1.5% of the remaining average net assets. The fee payable to Putnam Management is also subject to reduction by the amount of certain possible commissions, fees, brokerage or similar payments received by Putnam Mutual Funds, less expenses approved by the Trustees of the fund in respect of purchases and sales of fund portfolio investments.

          ADDITIONAL REDUCTIONS APPLICABLE TO CERTAIN FUNDS. In the case of certain funds, the Management Contracts provide that Putnam Management's compensation shall be reduced to the extent that annual expenses of the fund exceed any expense limitation which Putnam Management may, by written notice to the fund, declare to be effective. Currently, Putnam Management has assumed the following expense limitations:

0.80% of average daily net assets for the following fund:

          Putnam Balanced Government Fund

0.90% of average daily net assets for the following fund:

          Putnam Texas Tax Exempt Income Fund

1.00% of average daily net assets for the following funds:

          Putnam Growth Fund
          Putnam Capital Appreciation Fund
          Putnam Capital Growth and Income Fund
          CIGNA Annuity Equity Fund
          CIGNA Annuity Growth and Income Fund
          CIGNA Annuity Aggressive Equity Fund

1.20% of average daily net assets for the following fund:

          Putnam Capital Manager Trust:
            PCM Diversified Income Fund

1.50% of average daily net assets for the following fund:

          Putnam Research Analysts Fund

and 1.90% of average daily net assets for the following funds:

          Putnam Asia Pacific Growth Fund
          Putnam Overseas Growth Fund

          Expenses subject to the foregoing limitations are generally exclusive of brokerage commissions, interest, taxes, deferred organizational and extraordinary expenses, if any, and expenses incurred pursuant to Distribution Plan(s), if any, under SEC Rule 12b-1.

H:\shared\proxy\working\swing294

                                                                  EXHIBIT A

                    PUTNAM INVESTMENT MANAGEMENT, INC.
                               BALANCE SHEET
                             DECEMBER 31, 1992


ASSETS:                                     NOTES
Cash.....................................           $       300
Investments.........................          2          50,000
Investment management fees receivable....            42,500,239
Accounts receivable from affiliates......     6       8,231,201
Prepaid expenses and other assets........             1,919,451
Property and equipment - net.............   2, 3      2,902,616
                                                    -----------
TOTAL ASSETS.............................           $55,603,807
                                                    ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Accounts payable and accrued expenses....     5     $12,804,260
Accounts payable to affiliate............     6         181,206
                                                    -----------
Total liabilities........................            12,985,466
                                                    -----------

STOCKHOLDER'S EQUITY:

Common stock - $1 par value; authorized
    and outstanding, 1,000 shares........                 1,000
Paid-in surplus..........................             4,696,665
Retained earnings........................            37,920,676
                                                    -----------
Total stockholder's equity...............            42,618,341
                                                    -----------

TOTAL LIABILITIES AND STOCKHOLDER'S
    EQUITY...............................           $55,603,807
                                                    ===========


See notes to balance sheet.

- ----------------------------------------------------------------

                    PUTNAM INVESTMENT MANAGEMENT, INC.

                          NOTES TO BALANCE SHEET


1.  CORPORATE AFFILIATION

    Putnam Investment Management, Inc., formerly The Putnam
Management Company, Inc., (the Company) is a wholly-owned subsidiary of Putnam Investments, Inc., formerly The Putnam
Companies, Inc., (the Parent), which is a wholly-owned subsidiary of Marsh & McLennan Companies, Inc. (MMC).

    The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    INVESTMENTS

    Investments consist of time deposits held by an affiliate.
Investments are recorded at the lower of cost or market.

    PROPERTY AND EQUIPMENT

    Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

Office and data processing equipment.....           $ 2,785,939
Less accumulated depreciation............                       (1,952,916)
                                                   ------------
Total....................................               833,023
                                                   ------------
Leasehold improvements...................             3,922,612
Less accumulated amortization............                       (1,853,019)
                                                   ------------
Total....................................             2,069,593
                                                   ------------

Property and equipment - net.............           $ 2,902,616
                                              ============
4.  INCOME TAXES

    In 1992, the Company adopted STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 109 - ACCOUNTING FOR INCOME TAXES (SFAS
109). In accordance with the provisions of SFAS 109, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

    The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

    Under an agreement with its Parent, the Company pays its Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at December 31, 1992.

5.  EMPLOYEE BENEFIT PLANS

    PROFIT SHARING PLAN

    The Company, its Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors. The Company's provision is limited to the maximum amount deductible under the Internal Revenue Code. Contributions payable to the Plan at December 31, 1992 were $426,000.

    RETIREE HEALTH CARE PLAN

    MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. In 1992, the Parent allocated its cost of the plan to the Company and its affiliates in a manner which management believed reflected the actual cost of the plan on a cash basis.

    In 1992, the Parent adopted STATEMENT OF FINANCIAL
ACCOUNTING STANDARDS NO. 106 - EMPLOYERS' ACCOUNTING FOR POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (SFAS 106). This statement requires the Parent to account for the cost of the plan on an accrual basis instead of a cash basis. The transition obligation related to adopting SFAS 106 was absorbed by the Parent.

6.  RELATED PARTY TRANSACTIONS

    The Company shares office facilities and personnel with other wholly-owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

    Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

    In 1992, the Company paid a dividend of $70,000,000 to the Parent.

INDEPENDENT AUDITORS' REPORT

Putnam Investment Management, Inc.

We have audited the accompanying balance sheet of Putnam Investment Management, Inc., formerly The Putnam Management Company, Inc. (a wholly-owned subsidiary of Putnam Investments, Inc., formerly The Putnam Companies, Inc.) as of December 31, 1992. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

In our opinion, such balance sheet presents fairly, in all material respects, the financial position of Putnam Investment
Management, Inc. at December 31, 1992 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE

March 18, 1993
Boston, Massachusetts

                                                                EXHIBIT A-2

                    PUTNAM INVESTMENT MANAGEMENT, INC.
                               BALANCE SHEET
                            SEPTEMBER 30, 1993
                               (UNAUDITED)

ASSETS:
  Cash                                             $        300
  Investments (note 2)                                   50,000
  Investment management fees receivable              57,545,441
  Accounts receivable from affiliates (note 6)                 76,289,965
  Prepaid expenses and other assets                   3,453,641
  Property and equipment - net (notes 2 & 3)          4,485,402
                                                   ------------

TOTAL ASSETS                                       $141,824,749
                                                   ============

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued
   expenses (note 5)                               $ 24,925,578
  Accounts payable to affiliate                             938
                                                   ------------

  TOTAL LIABILITIES                                  24,926,516
                                                   ------------

STOCKHOLDER'S EQUITY:

  Common stock - $1 par value; authorized
   and outstanding, 1,000 shares                          1,000
  Paid-in surplus                                     4,696,665
  Retained earnings                                 112,200,568
                                                   ------------

  TOTAL STOCKHOLDER'S EQUITY                        116,898,233
                                                   ------------


TOTAL LIABILITIES AND STOCKHOLDER'S
    EQUITY                                         $141,824,749
                                                   ============


See notes to balance sheet.

                    PUTNAM INVESTMENT MANAGEMENT, INC.

                          NOTES TO BALANCE SHEET
                                (Unaudited)

1.  CORPORATE AFFILIATION

    Putnam Investment Management, Inc. (the Company) is a wholly-owned subsidiary of Putnam Investments, Inc., (the
    Parent), which is a wholly-owned subsidiary of Marsh &
    McLennan Companies, Inc. (MMC).

    The Company's primary business is to provide investment advisory services to Putnam-sponsored mutual funds. In connection with providing these services, the Company receives a management fee which is based upon the average net asset value of the respective fund to which the services are provided.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Investments - Investments consist of time deposits held by an affiliate. Investments are recorded at the lower of cost or market.

    Property and Equipment - Property and equipment are recorded at cost. Office and data processing equipment are depreciated using the straight-line method over their estimated useful lives of four to ten years. Leasehold improvements are amortized using the straight-line method over ten years or the period covered by the lease, whichever is less. Additions, renewals and betterments of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to income when incurred.

3.  PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

       Office and data processing equipment    $ 3,465,917
       Less accumulated depreciation            (2,169,511)
                                               ------------
                                                 1,296,406
                                               ------------

       Leasehold improvements                    5,356,264
       Less accumulated amortization            (2,167,268)
                                               ------------
                                                 3,188,996
                                               ------------

       Property and equipment - net            $ 4,485,402
                                               ============

4.  INCOME TAXES

    In accordance with the provisions of STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 109 - ACCOUNTING FOR INCOME TAXES, the Company records a current liability or asset for the estimated taxes payable or refundable on tax returns for the current year and a deferred tax liability or asset for the estimated future tax effects attributable to temporary differences.

    The Company, through MMC, files its federal tax return as a member of a consolidated group. The Parent allocates its current and deferred tax provision or benefit to the Company in a manner which is representative of how the Company would compute its provision as a separate entity.

    Under an agreement with the Parent, the Company pays the Parent each month for the amount of its net current and deferred tax provision. If the Company has a net tax benefit, the Parent pays the Company that amount. The Parent then assumes responsibility for the payment of all taxes in accordance with federal, state and local laws. As a result of this agreement, the Company has no current or deferred tax liability or asset reflected in its balance sheet at September 30, 1993.

5.  EMPLOYEE BENEFIT PLANS

    Profit Sharing Plan

    The Company, its Parent and affiliates sponsor a profit-sharing plan (the Plan) covering substantially all employees, providing for annual contributions as determined by the Board of Directors. Contributions payable to the Plan at September 30, 1993 were $457,000.

    Retiree Health Care Plan

    MMC provides a health care plan which covers all eligible retirees of the Company and its affiliates. The Parent subsidizes a portion of the cost of the plan. The Parent allocates its cost of the plan to the Company and its affiliates in a manner which management believes reflects the actual cost of the plan on an accrual basis.

6.  RELATED PARTY TRANSACTIONS

    The Company shares office facilities and personnel with other wholly-owned subsidiaries of the Parent. Accordingly, the related costs of such arrangements have been allocated among the various subsidiaries in a manner which management believes is representative of the actual costs incurred.

    Accounts receivable from affiliates primarily represents advances made to the Parent in connection with the Parent's cash management policy.

                                     EXHIBIT B

                  PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
                            MANAGEMENT CONTRACT

          ADDITIONS ARE INDICATED BY (( )); deletions by //   //

    Management Contract dated as of //December 21, 1988// ((MAY , 1994)) between PUTNAM CONVERTIBLE INCOME-GROWTH TRUST, a Massachusetts business trust (the "Fund"), and //THE PUTNAM MANAGEMENT COMPANY, INC.// ((PUTNAM INVESTMENT MANAGEMENT, INC.)), a Delaware corporation (the "Manager").

    WITNESSETH:

    That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.  SERVICES TO BE RENDERED BY MANAGER TO FUND.

    (a) The Manager, at its expense, will furnish continuously an investment program for the Fund, will determine what investments shall be purchased, held, sold or exchanged by the Fund and what portion, if any, of the assets of the Fund shall be held uninvested and shall, on behalf of the Fund, make changes in the Fund's investments. Subject always to the control of the Trustees of the Fund ((AND EXCEPT FOR THE FUNCTIONS CARRIED OUT BY THE OFFICERS AND PERSONNEL REFERRED TO IN SECTION 1(D))), the Manager will also manage, supervise and conduct the other affairs and business of the Fund and matters incidental thereto. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-Laws of the Fund and its stated investment objectives, policies and restrictions, and will use its best efforts to safeguard and promote the welfare of the Fund and to comply with other policies which the Trustees may from time to time determine and shall exercise the same care and diligence expected of the Trustees.

    (b) The Manager, at its expense, except as such expense is paid by the Fund as provided in Section 1(d), will furnish (1) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties faithfully; (2) suitable office space for the Fund; and (3) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the affairs of the Fund, including determination of the Fund's net asset value, but excluding shareholder accounting services. Except as otherwise provided in Section 1(d), the Manager will pay the compensation, if any, of the officers of the Fund.

    (c) The Manager, at its expense, shall place all orders for the purchase and sale of portfolio investments for the Fund's account with brokers or dealers selected by the Manager. In the selection of such brokers or dealers and the placing of such orders, the Manager shall use its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Trustees of the Fund may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager as to which the Manager exercises investment discretion. The Manager agrees that in connection with purchases or sales of portfolio investments for the Fund's account, neither the Manager nor any officer, director, employee or agent of the Manager shall act as a principal or receive any commission other than as provided in Section 3.

    //(d) The Fund will pay or reimburse the Manager for (i) the compensation of the Vice Chairman of the Fund and of persons assisting him in this office, as determined from time to time by the Trustees of the Fund, (ii) the compensation in whole or in part of such other officers of the Fund and persons assisting them as may be determined from time to time by the Trustees of the Fund, and (iii) the cost of suitable office space, utilities, support services and equipment of the Vice Chairman and persons assisting him and, as determined from time to time by the Trustees of the Fund, all or a part of such cost attributable to the other officers and persons assisting them whose compensation is paid in whole or in part by the Fund. The Fund will pay the fees, if any, of the Trustees of the Fund.//

    (((D) THE FUND WILL PAY OR REIMBURSE THE MANAGER FOR THE COMPENSATION IN WHOLE OR IN PART OF SUCH OFFICERS OF THE FUND AND PERSONS ASSISTING THEM AS MAY BE DETERMINED FROM TIME TO TIME BY THE TRUSTEES OF THE FUND. THE FUND WILL ALSO PAY OR REIMBURSE THE MANAGER FOR ALL OR PART OF THE COST OF SUITABLE OFFICE SPACE, UTILITIES, SUPPORT SERVICES AND EQUIPMENT ATTRIBUTABLE TO SUCH OFFICERS AND PERSONS, AS MAY BE DETERMINED IN EACH CASE BY THE TRUSTEES OF THE FUND. THE FUND WILL PAY THE FEES, IF ANY, OF THE TRUSTEES OF THE FUND.))

    (e) The Manager shall not be obligated to pay any expenses of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.  OTHER AGREEMENTS, ETC.

    It is understood that any of the shareholders, Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager, and any person controlled by or under common control with the Manager ((,)) may have an interest in the Fund. It is also understood that the Manager and any person controlled by or under common control with the Manager have and may have advisory, management, service or other contracts with other organizations and persons, and may have other interests and businesses.

3.  COMPENSATION TO BE PAID BY THE FUND TO THE MANAGER.

    The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to paragraphs (a), (b) //, (c) and (e)// ((AND (C))) of Section 1, a fee, computed and paid quarterly at the //following// annual rate//s// ((OF)):

    //(a)                            0.7% of the first $100
                                     million of average net
                                     asset value of the Fund;

      (b)                            0.6% of the next $100
                                     million of such average net
                                     asset value;

      (c)                            0.5% of the next $300
                                     million of such average net
                                     asset value;

      (d)                            0.45% of the next $500
                                     million of such average net
                                     asset value; and

      (e)                            0.425% of any excess over
                                     $1 billion of such average
                                     net asset value.//

    (((A)                            0.65% OF THE FIRST $500
                                     MILLION OF THE AVERAGE NET
                                     ASSET VALUE OF THE FUND;

    (B)                              0.55% OF THE NEXT $500
                                     MILLION OF SUCH AVERAGE NET
                                     ASSET VALUE;

    (C)                              0.50% OF THE NEXT $500
                                     MILLION OF SUCH AVERAGE NET
                                     ASSET VALUE; AND

    (D)                              0.45% OF ANY EXCESS OVER
                                     $1.5 BILLION.))


Such average net asset value shall be determined by taking an average of all of the determinations of such net asset value during such quarter at the close of business on each business day during such quarter while this Contract is in effect. Such fee shall be payable for each fiscal quarter within 30 days after the close of such quarter.

    The fees payable by the Fund to the Manager pursuant to this
Section 3 shall be reduced by any commissions, fees, brokerage or similar payments received by the Manager or any affiliated person of the Manager in connection with the purchase and sale of portfolio investments of the Fund, less any direct expenses approved by the Trustees incurred by the Manager or any affiliated person of the Manager in connection with obtaining such //commissions// ((PAYMENTS)).

    In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof.

    If the Manager shall serve for less than the whole of a quarter, the foregoing compensation shall be prorated.

4.  ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS
CONTRACT.

    This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment be approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager.

5.  EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

    This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter
(unless terminated automatically as set forth in Section 4) until terminated as follows:

    (a) Either party hereto may at any time terminate this Contract by not more than sixty days' nor less than thirty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

    (b) If (i) the Trustees of the Fund or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Fund who are not interested persons of the Fund or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on January 31, //1990// ((1996)) or the expiration of one year from the effective date of the last such continuance, whichever is later.

    Action by the Fund under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

     Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

6.  CERTAIN DEFINITIONS.

    For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares of the Fund" means the affirmative vote, at a duly called and held meeting of shareholders of the Fund, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

    For the purposes of this Contract, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder (((THE "1940 ACT"))), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the //Investment Company Act of// 1940 ((ACT)); and the Rules and Regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

7.  NON-LIABILITY OF MANAGER.

    In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund or to any shareholder of the Fund, for any act or omission ((IN)) the course of, or connected with, rendering services hereunder.

8.  TERMINATION OF PRIOR CONTRACT.

    This Contract shall become effective as of its date, and supersedes the Management Contract dated //May 2, 1986//
((DECEMBER 21, 1988)).

9.  LIMITATION OF LIABILITY OF THE TRUSTEES ((, OFFICERS,)) AND
SHAREHOLDERS.

    A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of ((STATE OF)) The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of ((OR ARISING OUT
OF)) this instrument are not binding upon any of the Trustees ((, OFFICERS)) or shareholders ((INDIVIDUALLY)) but are binding only upon the assets and property of the Fund.

    IN WITNESS WHEREOF, PUTNAM CONVERTIBLE INCOME-GROWTH TRUST and //THE PUTNAM MANAGEMENT COMPANY, INC.// ((PUTNAM INVESTMENT MANAGEMENT, INC.)) have each caused this instrument to be signed in duplicate on its behalf by its President or a Vice President thereunto duly authorized, all as of the day and year first above written.


         PUTNAM CONVERTIBLE INCOME-GROWTH TRUST


         By

                                     ---------------------------
- -------------

                                     Executive Vice President



         //THE PUTNAM MANAGEMENT COMPANY, INC.//

         ((PUTNAM INVESTMENT MANAGEMENT, INC.))


         By

                                     ---------------------------
- -------------

                                     President

PUTNAM CONVERTIBLE INCOME-GROWTH TRUST                         PROXY BALLOT


PROXY FOR THE MEETING OF
SHAREHOLDERS, MAY 5, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE FUND.

The undersigned hereby appoints George Putnam, Hans H. Estin and William F. Pounds, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the Meeting of Shareholders of Putnam Convertible Income-Growth Trust on May 5, 1994, at 1:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTING TRUSTEES AS SET FORTH IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

    PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN
    ENCLOSED ENVELOPE.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

                Please fold at perforation before detaching

- ------------------------------------------------------------------------------------------------------------------------
                                                                                             ----
    Please mark your choices / X / in blue or black ink.
                                                                                            ----
                                                                                                                       (Control #)

         THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW.
    1.  ELECTION OF TRUSTEES:  NOMINEES:                 PROPOSAL TO:                        FOR       AGAINST  ABSTAIN

     ----                      FOR electing all the J. A. Baxter                     2.        RATIFY THE SELECTION     ----
    /   /                      nominees             H. H. Estin                                OF COOPERS & LYBRAND    /   /
    ----                       (EXCEPT AS MARKED TO J. A. Hill                                 AS AUDITORS.            ----
- ----
        THE CONTRARY BELOW).   E. T. Kennan
                               L. J. Lasser         3.   APPROVE A NEW MANAGEMENT CONTRACT.   ----      ----     ----
                               R. E. Patterson                                               /   /     /   /    /   /
                               D. S. Perkins                                                 ----      ----     ----

                               W. F. Pounds
     ----                      WITHHOLD authority   G. Putnam
    /   /                      to vote for all      G. Putnam, III
    ----                       nominees.            A.J.C. Smith
                               W. N. Thorndike


        TO WITHHOLD AUTHORITY TO
        VOTE FOR AN INDIVIDUAL
        NOMINEE, WRITE THAT
        NOMINEE'S NAME BELOW.

        --------------------------

        --------------------------

                                          Please be sure to sign and date this Proxy.          (Account #)   (Shares #)

        ............................./    ..........................  Date ..........       (Name & Address)
        Shareholder sign here             Co-owner sign here

                                           Please fold at perforation before detaching
/TABLE

                          (Detachable attachment to proxy card; Page 3 is on the same side as page 1;
                               and Page 4 is on the reverse side, i.e., the same side as Page 2.)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Putnam Logo)

CHANGE OF ADDRESS NOTIFICATION.  Please use this form to inform us of any change in address or telephone number or to provide us with your comments.  Detach this form from the Proxy Ballot and return it with your executed Proxy in the enclosed envelope.

HAS YOUR ADDRESS CHANGED?                                  DO YOU HAVE ANY COMMENTS?

.......................................................    .......................................................

.......................................................    .......................................................

Telephone .............................................     ......................................................
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Dear Shareholder:                                          (Name and Address)

YOUR VOTE IS IMPORTANT. Please help us to eliminate the expense of follow-up mailings by executing and returning this Proxy as soon as possible. A postage-paid business reply envelope is enclosed for your convenience.


    Thank you!                         (Account #)



